UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 22, 2007
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street — Suite 3300
Chicago, Illinois 60605-1028
(312) 394-4321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On March 22, 2007, Commonwealth Edison Company (ComEd) issued an additional $300 million aggregate principal amount of its First Mortgage 5.90% Bonds, Series 103, due March 15, 2036 (Bonds). See Item 2.03 below for a description of those Bonds and related agreements.
Section 2—Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On March 22, 2007, ComEd issued $300 million of its First Mortgage 5.90% Bonds, Series 103, due March 15, 2036, which were issued in addition to the $325 million of such bonds that were originally issued on March 6, 2006. The additional Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage), the Supplemental Indenture dated as of February 22, 2006 and the Supplemental Indenture dated as of March 1, 2007 (Supplemental Indenture). The Mortgage is a first mortgage lien on ComEd’s utility plant. The proceeds of the additional Bonds were used to refinance outstanding commercial paper and to repay borrowings made by ComEd under its revolving credit facility. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-133966), which was declared effective upon filing with the Securities and Exchange Commission on May 10, 2006.
The additional Bonds carry an interest rate of 5.90% per annum, which is payable semi-annually on March 15 and September 15, commencing September 15, 2007. The additional Bonds are redeemable at any time at ComEd’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which confirms the terms of the additional Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the issuance of the additional Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this report as Exhibit 5.1.
A copy of the Underwriting Agreement dated March 16, 2007 between ComEd and Citigroup Global Markets Inc., is filed as Exhibit 1.1 to this report.
* * * * *
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein, as well as (a) the items discussed with respect to ComEd in its 2006 Annual Report on Form 10-K—ITEM 1A. Risk Factors, its 2006 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and its 2006 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Note 18, and (b) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-133966, as noted below:

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description

1.1	1-1-5	Underwriting Agreement dated March 16, 2007 between ComEd and Citigroup Global Markets Inc.

4.1	4-4-5	Supplemental Indenture dated as of March 1, 2007 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-6	Opinion dated March 22, 2007 of Sidley Austin LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer

March 23, 2007

EXHIBIT INDEX

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description

1.1	1-1-5	Underwriting Agreement dated March 16, 2007 between ComEd and Citigroup Global Markets Inc.

4.1	4-4-5	Supplemental Indenture dated as of March 1, 2007 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-6	Opinion dated March 22, 2007 of Sidley Austin LLP.